SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                December 5, 2000
                        (Date of earliest event reported)



                             BLACK HILLS CORPORATION
             (Exact name of Registrant as specified in its charter)

       South Dakota                  1-7978                     46-0458824
 (State of Incorporation)      (Commission File No.)          (IRS Employer
                                                         Identification Number)




                                625 Ninth Street
                                 P. O. Box 1400
                         Rapid City, South Dakota 57709
                    (Address of principal executive offices)



                                 (605) 721-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)



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Item 1.           Changes in Control of Registrant.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

                  On December 5, 2000, Adirondack Hydro Development Corporation ("AHDC"), an indirect subsidiary of the Registrant, acquired a 19.8% limited partnership interest in each of Northern Electric Power Company, L.P. ("Northern Electric") and South Glens Falls Limited Partnership ("South Glens Falls") from Allstate Insurance Company and Allstate Life Insurance Company (collectively referred to as "Allstate") by paying approximately $4.2 million in cash. The acquisition was funded through the Registrant's subsidiaries' revolving credit facility pursuant to a Credit Agreement dated as of June 30, 2000, as amended, between Wyodak Resources Development Corp. and Black Hills Energy Capital, Inc., as joint and several borrowers, and the financial institutions thereto, as banks, and ABN Amro Bank N.V., as administrative agent.

                  Northern Electric owns Hudson Falls, a hydroelectric facility located on the Hudson river near the Town of Moreau, in Saratoga and Washington Counties, New York. South Glens Falls owns a hydroelectric facility located on the Hudson River in the Village of South Glens Falls, Saratoga County, New York.

                  Prior to the closing of this transaction, there was no material relationship between Allstate and the Registrant or any of its affiliates, any director or officer of the
                  Registrant  or  any  of  their  associates   except  that  the
                  Registrant through its subsidiaries owned a 0.5% general partnership interest and a 9.9% limited partnership interest in each of Northern Electric and South Glens Falls. In addition, the Registrant through its subsidiaries provides management, administrative and operating services at cost to Northern Electric and South Glens Falls.

                  The purchase  price   was   determined   through   arms-length
                  negotiations between Allstate and AHDC.

                  In addition to the above transaction, as described below, the Registrant also acquired several related businesses throughout 2000 including Indeck Capital, Inc. ("Indeck"). The acquisition of Indeck was previously reported on the Registrant's Form 8-K dated July 7, 2000. On July 7, 2000, the Registrant completed the acquisition of Indeck by merging it into Black Hills Energy Capital, a wholly owned subsidiary of the Registrant. At the time of the acquisition, Indeck owned varying interests in 14 operating independent power plants (including Hudson Falls and South Glens Falls) in California, New York, Massachusetts, Colorado and Idaho totaling approximately 350 MWs and managed fund equity of approximately $750 million in six power-related power funds. The power funds have investments in over 35 power projects throughout the United States and various foreign countries.

                  The Indeck acquisition was a stock transaction, and was accounted for under the purchase method of accounting. The Registrant issued approximately 1.54 million shares of common stock (approximately 7 percent of the Registrant's common stock after the transaction) and 4,000 shares of convertible preferred stock to the shareholders of Indeck for a total consideration of approximately $38 million. In addition, the Registrant assumed approximately $40million of debt.Additional consideration, consisting of common and convertible preferred stock may be paid in the form of an earn-out over a four-year period. The earn-out consideration is based on the acquired company's earnings during such four year period and cannot exceed $35 million in total. The purchase price was determined through arms-length negotiations between the Registrant and Indeck's shareholders. The shareholders of Indeck were Gerald
                  R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr.

                  Prior to the closing of the Indeck transaction, there was no material relationship between Indeck's shareholders and the Registrant or any of its affiliates, any director or officer of the Registrant or any of their associates except that the Registrant through its subsidiaries and Indeck jointly owned Black Hills Colorado, LLC and both parties held interests in Indeck North American Power Partners, L.P. and Indeck North American Power Fund, L.P. Black Hills Colorado owned 111 megawatts of combustion turbine generating facilities in the Front Range of Colorado.

                  In addition, the Registrant made the following smaller related acquisitions during 2000:

                    o On January 28, 2000, acquired all of the outstanding stock of Dynegy Marketing and Trade Capital Corp. ("Dynegy") from DMT Holdings, Inc. for approximately $3.6 million in cash. Dynegy had a 6.76% interest in Indeck North American Power Fund, L.P. and a 13.33% limited partnership interest in Indeck North American Power Partners, L.P.

                    o On May 11, 2000, acquired all of the outstanding stock of IGC Acquisitions, Inc. ("IGC") from Illinova Generating Company for approximately $3.5 million in cash. IGC had a 6.76% interest in Indeck North American Power Fund, L.P. and a 13.33% limited partnership interest in Indeck North American Power Partners, L.P.

                    o On July 12, 2000, acquired a 6.76% interest in Indeck North American Power Fund, L.P. and a 13.33% limited partnership interest in Indeck North American Power Partners, L.P. from Miami Valley Leasing, Inc. for approximately $3.2 million in cash.

                    o On November 6, 2000, acquired a 6.83% interest in Indeck North American Power Fund, L.P. and a 6.6669% limited partnership interest in Indeck North American Power Partners, L.P. from Chase Manhattan Investment Holdings, L.P. for approximately $2.7 million in cash.

                    None of the parties to the above four transactions had any material relationships to one another other than their respective interests in Indeck North American Power Partners, L.P. and Indeck North American Power Fund, L.P. All the above four transactions were negotiated at arms length and were funded with the Registrant's working capital.

                  The Registrant did not meet the significant acquisition test requiring disclosure under this Item 2. of Form 8-K for related businesses until the December 5, 2000 acquisition.

Item 3.           Bankruptcy or Receivership.

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.           Other Events.

                  Not applicable.

Item 6.           Resignations of Registrant's Directors.

                  Not applicable.

Item 7.           Financial Statements and Exhibits.

                    (a)  Financial statements of businesses acquired.

                    It is impracticable to provide any of the required financial statements and pro forma financial information for Indeck Capital, Inc. and the related businesses at the time of this filing. The required financial statements and pro forma financial information will be filed as soon as practicable but not later than February 19, 2001.

                    (b)  Pro forma financial information.

                           See (a) above.

                    (c)  Exhibits.

                  *4.1 Statement of Designations, Preferences and Relative Rights and Limitations of No Par Preferred Stock, Series 2000-A of Black Hills Corporation (Exhibit 4.1 to Form 8-K dated December 22, 2000).

                 *10.1 Agreement and Plan of Merger, dated as of January 1, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 2 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John
                         W. Salyer, Jr., dated July 7, 2000).

                 *10.2 Addendum to the Agreement and Plan of Merger, dated as of April 6, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John
                         W. Salyer, Jr. (Exhibit 3 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

                 *10.3 Supplemental Agreement Regarding Contingent Merger Consideration, dated as of January 1, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 4 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

                 *10.4 Supplemental Agreement Regarding Restructuring of Certain Qualifying Facilities (Exhibit 5 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

                 *10.5 Addendum to the Agreement and Plan of Merger, dated as of June 30, 2000, among Black Hills Corporation, Black Hills Energy Capital, Inc., Indeck Capital, Inc., Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John
                         W. Salyer, Jr. (Exhibit 6 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

                 *10.6 Registration Rights Agreement among Black Hills Corporation, Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr. (Exhibit 7 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

                 *10.7 Shareholders Agreement among Black Hills Corporation, Gerald R. Forsythe, Michelle R.Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John
                         W. Salyer, Jr. (Exhibit 8 to Schedule 13D filed on behalf of the former shareholders of Indeck Capital, Inc. consisting of Gerald R. Forsythe, Michelle R. Fawcett, Marsha Fournier, Monica Breslow, Melissa S. Forsythe and John W. Salyer, Jr., dated July 7, 2000).

     *  Exhibit incorporated by reference

Item 8.           Change in Fiscal Year.

                  Not applicable.

Item 9.           Regulation FD Disclosure.

                  Not applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BLACK HILLS CORPOARTION




                                           By:    /s/ Mark T. Thies
                                                  Mark T. Thies
                                                  Sr. Vice President and CFO

Date:   January 12, 2001